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Exhibit 10.19

AMENDMENT NO. 1 TO THE
ASSET PURCHASE AND SALE AGREEMENT

        THIS AMENDMENT NO. 1 TO THE ASSET PURCHASE AND SALE AGREEMENT (this "Amendment No. 1"), dated as of December 21, 2007 (the "Effective Date"), is made by and between SmithKline Beecham Corporation d/b/a GlaxoSmithKline ("SB Corp"), a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, PA 19101 and Glaxo Group Limited ("GGL"), a corporation organized under the laws of England, with offices at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (together referred to as "Seller") and Prometheus Laboratories, Inc., a corporation organized under the laws of California, having a place of business at 9410 Carroll Park Drive, San Diego, CA 92121 ("Purchaser"). Each of Seller and Purchaser are sometimes collectively referred to herein as the "Parties" and separately as a "Party".

        WHEREAS, Seller and Purchaser entered into that certain Asset Purchase and Sale Agreement dated October 31, 2007 (the "Agreement"); and

        WHEREAS, Seller and Purchaser desire to amend the Agreement as set forth in this Amendment No. 1;

        NOW, THEREFORE, in consideration of the foregoing premises and the representations, covenants and agreements contained herein, Seller and Purchaser, intending to be legally bound, hereby agree as follows:

  1.
  Capitalized terms used herein and not otherwise defined will have the meanings given to them in the Agreement.

  2.
  The last sentence of Section 2.6(a) is hereby deleted in its entirety.

  3.
  This Amendment No. 1 shall be construed, and the respective rights of the Parties determined, according to the substantive law of the State of New York notwithstanding the provisions governing conflict of laws under New York law to the contrary.

  4.
  This Amendment No. 1 may be executed in any three counterparts, each of which, when executed, shall be deemed to be an original and both of which together shall constitute one and the same document. This Amendment No. 1 may be executed by facsimile signatures, which signatures shall have the same force and effect as original signatures.

  5.
  Except as set forth in this Amendment No. 1, the Agreement shall remain in full force and effect and are hereby ratified and confirmed except that each reference to the "Agreement" or words of like import in the Agreement will mean and be a reference to the Agreement as amended by this Amendment No. 1.

[Signature Page Follows]

        IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Amendment No. 1 to the Agreement as of the Effective Date.

SMITHKLINE BEECHAM CORPORATION D/B/A GLAXOSMITHKLINE
By:	/s/ Donald F. Parman
Name:	Donald F. Parman
Title:	Vice President and Secretary
GLAXO GROUP LIMITED
By:	/s/ Victoria Whyte
Name:	Victoria Whyte
Title:	Assistant Secretary
PROMETHEUS LABORATORIES INC.
By:	/s/ Joseph M. Limber
Name:	Joseph M. Limber
Title:	President and Chief Executive Officer

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AMENDMENT NO. 1 TO THE ASSET PURCHASE AND SALE AGREEMENT